UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of report: September 27, 2006
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


          1-4682                                 22-1326940
 (Commission File Number)            (IRS Employer Identification No.)



                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

To the extent applicable, the information disclosed under Item 5.02 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 21, 2006, the Board of Directors of Thomas & Betts Corporation appointed Christopher P. Hartmann Executive Vice President and Chief Operating Officer. Since 2003, Mr. Hartmann has been president of the company's electrical business. He will continue in that role as well until a successor is named. Mr. Hartmann will serve with an annual base salary of $412,000, and he will receive 5 percentage points increase in his cash bonus targets for the 2006 incentive year.

The Board of Directors also appointed Imad Hajj to the newly created position of Chief Development Officer. Since 2004 Mr. Hajj has served as the president of the company's HVAC business. Mr. Hajj will serve with an annual base salary of $343,000, and he will receive 10 percentage points increase in his cash bonus targets for the 2006 incentive year. Mr. Hajj will participate in the company's executive retirement program, and will receive an enhanced change of control agreement by virtue of his appointment as an executive officer. Mr. Hajj's Change of Control Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. He will also be subject to the company's stock ownership guidelines for executive management.

Mr. Hartmann and Mr. Hajj will assume their new duties, effective October 2, 2006. These promotions have been announced through a press release furnished as
Exhibit 99.1 to this report, and incorporated herein by reference.

In addition to these promotions, the Board of Directors also increased the base salary of Kenneth W. Fluke, Senior Vice President and Chief Financial Officer, to $412,000. Mr. Fluke will receive 5 percentage points increase in his cash bonus targets for the 2006 incentive year.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         10.1 Change of Control Agreement, effective October 2, 2006, between Imad Hajj and Thomas & Betts Corporation

         99.1     Press Release dated September 27, 2006

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Thomas & Betts Corporation
                                        (Registrant)


                                        By: /s/ W. David Smith, Jr.
                                           ------------------------
                                        W. David Smith, Jr.
                                        Assistant General Counsel and
                                        Assistant Secretary



Date:  September 27, 2006

                                  Exhibit Index


Exhibit                           Description of Exhibit
-------                           ----------------------

10.1 Change of Control Agreement, effective October 2, 2006, between Imad Hajj and Thomas & Betts Corporation


99.1                              Press Release dated September 27, 2006